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              The Manufacturers Life Insurance Company of America
                               POWER OF ATTORNEY



     We, the undersigned Directors and/or officers of The Manufacturers Life Insurance Company of America (the "Company") do hereby constitute and appoint Donald A. Guloien, Douglas H. Myers, John D. DesPrez III, James D. Gallagher, Richard C. Hirtle, John G. Vyrsen and James Boyle, or any one of them, our true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/ or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for us, or any of us, in our names in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for us, or any of us, in our names and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and we do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.



Dated as of this 23rd day of January, 1997.


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 Signature                             Title
-----------                           -------



/s/ Donald A. Guloien               President and Director
    -----------------------
    Donald A. Guloien               (Principal Executive Officer)

/s/ Sandra M. Cotter                Director
    -----------------------
    Sandra M. Cotter

/s/ James D. Gallagher              Director, Secretary
    -----------------------
    James D. Gallagher

/s/ Bruce Gordon                    Director
    -----------------------
    Bruce Gordon

/s/ Theodore Kilkuskie, Jr.         Director
    -----------------------
    Theodore Kilkuskie, Jr.

/s/ Joseph J. Pietroski             Director
    ------------------------
    Joseph J. Pietroski

/s/ John D. Richardson              Director and Chairman
    ------------------------
    John D. Richardson

/s/ Douglas H. Myers                Vice President, Finance
    ------------------------
    Douglas H. Myers                (Principal Financial Officer)

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